SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report:    November 28, 2000

              Date of Earliest Event Reported:  November 22, 2000



                               TANDYCRAFTS, INC.



        Delaware                      1-7258                 75-1475224
        --------                      ------                 ----------
(State or other jurisdiction     (Commission File          (IRS Employer
   of incorporation)                 Number)            Identification No.)



                                1400 Everman Parkway
                              Fort Worth, Texas  76140
                                   (817) 551-9600


                                   Not applicable
           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)



ITEM 5.   OTHER EVENTS.

          On November 22, 2000, Tandycrafts, Inc. (the "Company") issued a press release announcing that the Company has entered into a settlement agreement with the Tandycrafts Full Value Committee. Copies of the Settlement Agreement and press release are filed herewith as Exhibits
          2.1 and 99.1 respectively.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits
                --------

         2.1 Settlement Agreement, dated as of November 21, 2000, by and among Tandycrafts, Inc., R.E. Cox, III, Sheldon Stein, Michael J. Walsh, Jack Kahl, Colon Washburn and Joe K. Pace, Steel
               Partners II, L.P., Warren G. Lichtenstein, Steven Wolosky,
               Mark E. Schwarz, James R. Henderson, Glen Kassan, Harold Smith, Newcastle Partners, L.P., and The Tandycrafts Full Value Committee.

         99.1  Press Release dated November 22, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TANDYCRAFTS, INC.


Dated:  November 28, 2000               By: /s/  Michael J. Walsh
                                            -----------------------------------
                                            Michael J. Walsh
                                            Chairman and Chief Executive Officer



                                                                     EXHIBIT 2.1

                              SETTLEMENT AGREEMENT

          SETTLEMENT AGREEMENT, dated as of November 21, 2000, by and among Tandycrafts, Inc., a Delaware corporation ("Tandycrafts" or the "Company"), R.E. Cox, III ("Cox"), Sheldon Stein ("Stein"), Michael J. Walsh ("Walsh"), Jack Kahl ("Kahl"), Colon Washburn ("Washburn") and Joe K. Pace ("Pace") (collectively, Tandycrafts, Cox, Stein, Walsh, Kahl, Washburn and Pace, are referred to herein as the "Tandycrafts Parties"), Steel Partners II, L.P., a Delaware limited partnership ("Steel"), Warren G. Lichtenstein ("Lichtenstein"), Steven Wolosky ("Wolosky"), Mark E. Schwarz ("Schwarz"), James R. Henderson ("Henderson"), Glen Kassan ("Kassan"), Harold Smith ("Smith"), Newcastle Partners, L.P., a Texas limited partnership ("Newcastle"), and The Tandycrafts Full Value Committee (collectively, Steel, Lichtenstein, Wolosky, Schwarz, Henderson, Kassan, Smith, Newcastle and the Full Value Committee are referred to herein as the "Steel Parties").

          WHEREAS, Steel beneficially owns an aggregate of 1,537,100 shares and Newcastle beneficially owns an aggregate of 264,200 shares of common stock of Tandycrafts, $1.00 par value ("Common Stock");

          WHEREAS, the Steel Parties have (i) notified Tandycrafts, in letters dated June 5, 2000 and September 18, 2000, of their intention to nominate and solicit proxies in support of six candidates to stand for election to the Tandycrafts Board of Directors ("Board") at Tandycrafts's 2000 Annual Stockholders Meeting (the "Nomination Notice") and (ii) filed materials with the Securities and Exchange Commission ("SEC") in order to solicit proxies to vote at the Tandycrafts' 2000 Annual Stockholders Meeting ("Annual Meeting") in order to elect a slate of nominees pursuant to the Nomination Notice (the "Steel Proxy Solicitation");

          WHEREAS, the Steel Parties have (i) purported to deliver consents to the Company with respect to the removal of the existing members of the Tandycrafts Board of Directors and elect directors in their place without a meeting of the Tandycrafts stockholders and (ii) filed materials with the SEC in order to solicit consents to remove and replace directors of the Company without a meeting of Tandycrafts Stockholders (the "Steel Consent Solicitation");

          WHEREAS, Tandycrafts has filed a lawsuit against certain of the Steel Parties in the United States District Court in the Northern District of Texas entitled TANDYCRAFTS, INC. V. STEEL PARTNERS II, L.P., WARREN G. LICHTENSTEIN, NEWCASTLE PARTNERS AND MARK E. SCHWARZ, C.A. CV1838-L, alleging violations of certain securities laws and other allegations (the "Tandycrafts Litigation"), and Steel has filed a lawsuit against the Tandycrafts Parties in the New Castle County Court of Chancery of the State of Delaware, entitled STEEL PARTNERS II, L.P., V. TANDYCRAFTS, INC., MICHAEL J. WALSH, R.E. COX III, JOE K. PACE, SHELDON STEIN, COLON WASHBURN AND JACK KAHL, C.A. No. 18326NC, amended November 1, 2000, in response thereto and relating to other issues (the "Steel Litigation");

          WHEREAS, the Tandycrafts Parties and the Steel Parties have determined that the interests of Tandycrafts and its shareholders, and the interests of the Steel Parties, would best be served by (i) avoiding the substantial expense and disruption that could be expected to result from the Steel Proxy and Consent Solicitations, the Steel Litigation and the Tandycrafts Litigation,
(ii) nominating the persons as set forth herein for election as directors of Tandycrafts, (iii) terminating the Steel Litigation and the Tandycrafts Litigation and (iv) the receipt of other agreements, covenants, rights and benefits as provided herein.

          NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

            Section 1. Representations, Warranties and Covenants of the Tandycrafts Parties. Each of the Tandycrafts Parties hereby represents, warrants and agrees that (a) each of the Tandycrafts Parties has full legal right, power and authority to execute, deliver and perform this Agreement, and consummate the transactions contemplated hereby, (b) the execution and delivery of this Agreement, and the consummation by Tandycrafts of the transactions contemplated hereby have been duly authorized by all necessary corporate actions, and (c) this Agreement constitutes valid, legal and binding obligations of each of the Tandycrafts Parties, enforceable against each such party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or other laws now or hereafter in effect.

            Section 2. Representations, Warranties and Covenants of the Steel Parties. Each of the Steel Parties hereby represents, warrants and agrees that
(a) each of the Steel Parties has full legal right, power and authority to execute, deliver and perform this Agreement, and consummate the transactions contemplated hereby, (b) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate actions, and (c) this Agreement constitutes valid, legal and binding obligations of each of the Steel Parties, enforceable against each such party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or other laws now or hereafter in effect.

            Section 3.  Board Composition; Related Matters.

            3.1 On the date of this Settlement Agreement, (a) the Tandycrafts Parties shall cause the number of directors on the Tandycrafts Board of Directors to be fixed at six (6) directors, (b) Messrs. Kahl and Cox shall resign from the Tandycrafts Board of Directors and (c) the Tandycrafts Parties who remain as members of the Tandycrafts Board of Directors shall elect Messrs. Lichtenstein, Schwarz and Kassan to the Tandycrafts Board of Directors to replace the resigning directors. The Tandycrafts Board of Directors shall also create an Advisory Committee of ex-officio directors to serve for such term as determined by a vote of four members of the Tandycrafts Board of Directors. The Advisory Committee shall consist of Messrs. Cox and Kahl, and their activities shall be limited to client relationship issues. Copies of the minutes of the Advisory Committee shall be made available to all members of the Board. The Tandycrafts Parties and the Steel Parties agree that except with respect to the actions contemplated by Section 3.2 of this Agreement, no action of the Board may be taken without the affirmative vote of four (4) directors. The composition of any other Committee of the Board shall require the affirmative vote of four (4) directors.

            3.2 On the date of this Settlement Agreement or as soon as practicable thereafter, the Tandycrafts Parties agree that they shall cause the Company to issue to Steel and Newcastle an aggregate of 123,000 shares of Tandycrafts common stock. Steel and Newcastle shall designate the number of shares each shall be issued simultaneously with the execution of this Settlement Agreement, which shares shall be deemed fully paid and non-assessable. Simultaneously with the execution of this Settlement Agreement, the Tandycrafts Parties shall have caused the Board to amend the Company's Shareholder Rights Plan (the "Rights Plan") to permit the issuance of such shares without any Steel Parties being considered "Acquiring Persons" under the Rights Plan as a result of such issuance (but that the acquisition of beneficial ownership by the Steel Parties of any additional shares of the Company's common stock shall result in the Steel Parties being considered "Acquiring Persons" as provided for under the provisions of the Plan). Except for such amendment, the Rights Plan has not been amended since March 1, 2000 and the By-laws of the Company have not been amended since March 16, 1997. In addition, simultaneously with the execution of this Settlement Agreement, the Tandycrafts Parties shall have caused the Board to pass a resolution providing that the issuance of the Company's shares to Steel and Newcastle as contemplated hereunder shall not have caused the Steel Parties to become an "interested stockholder" for purposes of Delaware General Corporation Law ("DGCL") Section 203. In consideration for the issuance of such shares, the Steel Parties agree that (a) at least two (2) members of the Board shall be independent of the Steel Parties (the "Independent Directors") and (b) in the event the Steel Parties acquire beneficial ownership of any additional share or shares of the Company without the prior approval of the Independent Directors, they will be bound by and subject to the provisions of DGCL Section 203 as if they had otherwise become an "interested stockholder" for purposes of DGCL Section 203 by virtue of such acquisition.

            3.3 The Tandycrafts Parties shall cause Tandycrafts to (a) set December 11, 2000 as the record date for the Annual Meeting, (b) set January 17, 2001 as the date of the Annual Meeting and (c) nominate a new slate of six directors for election by the stockholders to the Board at the Annual Meeting. Such slate shall consist of three persons selected by the Tandycrafts Parties, who shall be Messrs. Washburn, Stein and Walsh (the "Tandycrafts Nominees") and three persons selected by the Steel Parties, who shall be Messrs. Lichtenstein, Schwarz and Kassan (the "Steel Nominees"). The parties hereto agree that none of Messrs. Kahl, Cox, Pace, Henderson, Smith or Wolosky shall stand for election as a director at the Annual Meeting.

            3.4 If any Tandycrafts Nominee or Steel Nominee elects not to stand for election to the Board at the Annual Meeting, then the party hereto that selected such nominee shall have the right to select a new person at the Annual Meeting to be that party's nominee. In addition, if a Tandycrafts Nominee or a Steel Nominee ceases to serve as a member of the Board by reason of death, resignation, removal, disqualification or for any other reason, prior to expiration of the Standstill Period (as defined below), then such vacancy on the Board shall be filled by the party hereto that originally selected such nominee. A director selected by either the Tandycrafts Parties or the Steel Parties to fill such a vacancy shall hold office until such director's successor shall have been duly elected and qualified.

            3.5 The Steel Parties and their Affiliates and Associates (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), and the Tandycrafts Parties, shall publicly support and recommend that Tandycrafts shareholders vote for the election of each of the Steel Nominees and Tandycrafts Nominees at the Annual Meeting, and each of the Steel Parties and the Tandycrafts Parties shall vote, and shall cause their Affiliates and Associates to vote, all shares of Common Stock which they are entitled to vote at the Annual Meeting (including as proxies) in favor of the election of each of the Steel Nominees and the Tandycrafts Nominees and such votes shall not be revoked in any manner. The Company agrees that it shall publicly support and recommend that Tandycrafts shareholders vote for the election of each of the Steel Nominees and Tandycrafts Nominees at the Annual Meeting, and shall cause its designated proxy holders to vote in favor of the election of each of the Steel Nominees and the Tandycrafts Nominees with respect to any valid proxy received by the Company and such votes shall not be revoked for the Annual Meeting for which no contrary voting instructions are specifically provided by the holders of such shares.

            3.6 At the first meeting of the Board following the expiration of the Standstill Period (as hereinafter defined), unless the Tandycrafts Board of Directors by an affirmative vote of four (4) directors determines to do so at an earlier date, the Board shall retain a nationally recognized investment banking firm to explore all strategic alternatives relating to Tandycrafts.

            3.7 The Tandycrafts Parties and the Steel Parties agree that (a) the Company shall be bound by and honor all agreements, contracts and commitments with the officers listed on Schedule I hereto (the "Officers") and shall not contest the validity or enforceability of any such agreement, contract or commitment, but shall be entitled to enforce the provisions thereof in accordance with their terms and (b) in the event the Company does not honor such agreements, contracts or commitments, the Company shall be required to pay the legal fees and expenses incurred by the Officers to enforce such agreements, contracts or commitments.

            Section 4.  Settlement of Litigation.

            4.1 As promptly as practicable after the execution of this Agreement (a) Tandycrafts Parties shall take all steps necessary to dismiss, as to those members of the Steel Parties who are defendants therein, the Tandycrafts Litigation, without prejudice, and without costs or expenses and (b) Steel Parties shall take all steps necessary to dismiss, as to those members of the Tandycrafts Parties who are defendants therein, the Steel Litigation without prejudice, and without costs or expenses.

            4.2 The Steel Parties and the Tandycrafts Parties agree that during the Standstill Period neither party will commence against the other party any litigation or any other action or proceeding relating in any way to Tandycrafts, except with respect to any breach of this Agreement.

            4.3 Effective upon execution of this Agreement, the Steel Parties irrevocably withdraw their Nomination Notice and agree to terminate the Steel Proxy Solicitation and Consent Solicitation.

            Section 5.  Standstill Period.

            5.1 Each of the Steel Parties, on the one hand, and each of the Tandycrafts Parties, on the other hand, agree that, without the prior written consent of four (4) members of the Board or as otherwise contemplated by Sections 3.2, 3.3, 3.4 and 3.5 of this Settlement Agreement, it shall not during the period from the date hereof until six months from the date of this Agreement (the "Standstill Period"), directly or indirectly:

            (a) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of any of the assets or businesses of Tandycrafts or its subsidiaries or any securities of Tandycrafts or its subsidiaries (including, without limitation, any debt, equity or convertible securities) or any rights or options to acquire any such ownership from any Person (as defined below);

            (b) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) to vote or consent, or seek to advise or influence in any manner whatsoever any Person with respect to the voting of any securities of Tandycrafts or seek to call or hold any meeting of the shareholders;

            (c) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) (other than with the Steel Parties) or enter into any voting trust agreement with respect to any voting securities of Tandycrafts;

            (d) arrange, or in any way participate in, any financing for the purchase of any voting securities or securities convertible or exchangeable into exercisable for any voting securities or assets of Tandycrafts;

            (e) otherwise act, whether alone or in concert with others, to seek to propose to Tandycrafts, or any of its stockholders, any merger, business combination, restructuring, recapitalization or similar transaction to or with Tandycrafts or otherwise act, whether alone or in concert with others, to seek to control, change or influence the stockholders, Board, management or policies of Tandycrafts, or nominate any Person as a director or officer of Tandycrafts, or seek to call or hold any meeting of Tandycrafts stockholders;

            (f) solicit, negotiate with, or provide any information to, any Person with respect to a merger, business combination, exchange offer or liquidation of Tandycrafts or any other acquisition of Tandycrafts, any acquisition of securities of or all or any portion of the assets of Tandycrafts or any other similar transaction;

            (g) make any proposal to be considered and/or voted upon at any meeting the stockholders of Tandycrafts, discuss or communicate with respect to any matter related to the business and affairs of Tandycrafts with the stockholders of Tandycrafts;

            (h) announce an intention to, or enter into any discussion, negotiations, arrangements or understandings with any third party with respect to, any of the foregoing matters;

            (i) disclose any intention, plan or arrangement inconsistent with any of the foregoing provisions; or

            (j) advise, assist, encourage or participate with any other Person in connection with action inconsistent with any of the foregoing provisions.

     "Person" shall mean any natural person, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, government or any agency or political subdivision thereof, or any other legal entity or organization.

            Section 6.  Miscellaneous.

            6.1 Severability. If any provision of this Settlement Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner render invalid or unenforceable any other provisions of this Settlement Agreement.

            6.2 Governing Law. This Settlement Agreement and the rights and duties of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of law.

            6.3 Entire Agreement. This Settlement Agreement and any and all other documents delivered in connection herewith set forth the entire understanding of the parties in respect to the transactions contemplated herein and supersede all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. Each party hereto has retained independent counsel and such counsel has advised each party with respect to the subject matter of this Settlement Agreement, and except as set forth herein, no party is relying upon any representations or statements of any other party.

            6.4 Equitable Relief. The parties hereto agree that irreparable damage would occur in the event any provision of this Settlement Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

            6.5   Amendments and Waivers to be in Writing.   This Settlement
Agreement may not be amended, modified or changed, and none of the terms, covenants, representations, warranties or conditions hereof may be waived, except by a written instrument signed by the party against whom enforcement of any amendment, change or modification is sought, or in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce same.

            6.6 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective
(a) when personally delivered or delivered by telecopy (with confirmation of transmission) on a business day during normal business hours at the address or number designated below or (b) on the business day following the date of mailing by overnight courier, fully prepaid, addressed to such address, whichever shall first occur. The addresses for such communications shall be:

          If to Tandycrafts or any of the Tandycrafts Parties:

               Tandycrafts, Inc.
               1400 Everman Parkway
               Fort Worth, Texas  76140
               Attention:  Russell L. Price
               Telecopy:   (817) 551-9795

          with a copy to:

               Cadwalader, Wickersham & Taft
               100 Maiden Lane
               New York, New York 10038
               Attention:  Dennis J. Block, Esq.
               Telecopy:   (212) 504-6666

          If to The Steel Parties:

               Warren Lichtenstein
               Steel Partners II, L.P.
               150 East 52nd Street, 21st Floor
               New York, New York 10022
               Telecopy:   (212) 813-2198

          with a copy to:

               Olshan Grundman Frome Rosenzweig & Wolosky LLP
               505 Park Avenue
               New York, New York 10022
               Attention:  Steve Wolosky, Esq.
               Telecopy:   (212) 980-7177

Any party hereto may from time to time change its address for notices under this
Section 6.6 by giving at least 10 days' written notice of such changed address to the other parties hereto in accordance with the notice provisions set forth in this Section 6.6.

            6.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

            6.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            6.9 Further Assurances. The parties hereto shall execute and deliver such further documents and do such further acts as any party hereto shall reasonably require in order to assure and confirm to the parties hereto the rights hereby created or to facilitate the full performance of the terms of this Agreement.

            6.10 Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which such counterparts shall constitute but one and the same agreement. A facsimile signature shall be deemed an original.

            6.11 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party in whole or in part, without the prior written consent of the other parties hereto.

            6.12 Expenses. Except for the issuance of the shares as set forth in Section 3.2, each party shall pay its own costs incident to any matters relating to (a) this Agreement, (b) the Tandycrafts Litigation, (c) the Steel Litigation, (d) any of the Steel Parties' investment in Tandycrafts, (e) any expenses relating to election of directors to the Board (except with respect to the election of directors as contemplated by Section 3 of this Agreement) or (f)
any other matter relating to Tandycrafts.   Notwithstanding the foregoing, in
the event of a dispute regarding the performance of this Agreement, the non-prevailing party shall reimburse the prevailing party the amount the prevailing party's reasonable attorney's fees, cost and expenses, in addition to any other relief to which the prevailing party may be entitled.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                   TANDYCRAFTS, INC.

                                By: __________________________________________
                                    Name:
                                    Title:

                                R.E. COX, III


                                _____________________________________________

                                SHELDON STEIN


                                _____________________________________________

                                MICHAEL J. WALSH


                                _____________________________________________

                                JACK KAHL


                                _____________________________________________

                                COLON WASHBURN


                                _____________________________________________

                                JOE K. PACE


                                _____________________________________________


                                THE STEEL PARTIES

                                STEEL PARTNERS II, L.P.

                                By: Steel Partners, L.L.C., General Partner


                                    By: ______________________________________
                                        Name:  Warren Lichtenstein
                                        Title:   Chairman


                                THE TANDYCRAFTS FULL VALUE COMMITTEE


                                _________________________
                                By: Warren Lichtenstein

                                WARREN G. LICHTENSTEIN

                                _____________________________________________



                                NEWCASTLE PARTNERS, L.P.

                                _____________________________________________
                                By: Mark E. Schwartz


                                MARK E. SCHWARZ


                                _____________________________________________


                                STEVEN WOLOSKY


                                _____________________________________________


                                JAMES R. HENDERSON

                                _____________________________________________


                                GLEN KASSAN

                                _____________________________________________


                                HAROLD SMITH

                                _____________________________________________



                                                                    EXHIBIT 99.1


                         CONTACT: Leo Taylor
                         Tandycrafts, Inc. (817) 551-9600
                         (investor_relations@tandycrafts.com)
FOR IMMEDIATE RELEASE    or
                         Jeff Lambert, Brian Edwards (mail@lambert-edwards.com)
                         Lambert, Edwards & Associates, Inc. (616) 233-0500


          TANDYCRAFTS REACHES SETTLEMENT AGREEMENT WITH SHAREHOLDERS GROUP
          ----------------------------------------------------------------

FORT WORTH, Texas, Nov. 22 - Tandycrafts, Inc. (NYSE: TAC) announced today that it has entered into a settlement agreement with the Tandycrafts Full Value Committee, New York City- based Steel Partners II, L.P. and Newcastle Partners, L.P.

The Fort Worth, Texas-based wall decor and home furnishings company said the settlement calls for a six month standstill agreement in which the Tandycrafts Full Value Committee agreed to terminate its pending proxy contest and consent solicitation in exchange for Board representation. In addition, all parties have agreed to dismiss their respective lawsuits.

Under terms of the agreement, Tandycrafts will grant the Tandycrafts Full Value Committee three seats on its six-seat board. The new board will consist of incumbent directors Michael Walsh, Sheldon Stein and Colon Washburn and three new representatives from the Tandycrafts Full Value Committee; Warren Lichtenstein, Mark Schwarz and Glen Kassan. Current Tandycrafts directors Earl Cox and Jack Kahl will no longer serve on the board of directors, but will sit on a newly formed advisory board.

"We are glad to have reached some middle ground with Steel Partners and Newcastle Partners so we can get back to business at Tandycrafts," said Michael Walsh, chairman and chief executive officer of Tandycrafts. "We have made considerable investment and progress in our core frames and home furnishings business and are beginning to see the benefits of these efforts. We look forward to continuing our pace and maximizing the value of Tandycrafts for all shareholders." Warren Lichtenstein of Steel Partners added: "The standstill agreement should facilitate our efforts to assist management in enhancing shareholder value. At the end of the six month standstill period, the Company has committed to retain a nationally recognized investment banking firm to explore all strategic alternatives."

Tandycrafts announced that it has set its record date for December 11, 2000 and has scheduled its annual meeting to be held on or around January 17, 2001. Tandycrafts also announced that it expects to file its annual report on Form 10-K in approximately early December. The Company said its annual meeting and proxy filing were delayed while it sought to amend its credit terms with its banks and find replacement and additional financing. Tandycrafts announced last month that it has reached agreement with its senior lenders to amend the Company's revolving credit facility and is continuing discussions with other parties to secure additional capital to fund long-term growth.

Walsh continued: "While we have an amended credit facility in place, we will continue to negotiate with other potential financing sources to provide financing and capital to Tandycrafts."

Tandycrafts, Inc. (www.tandycrafts.com ) is a leading maker and marketer of consumer products, including frames and wall decor sold under the Pinnacle Art & Frame brand and home furnishings sold through its Cargo Furniture subsidiary. The Company's products are sold nationwide through wholesale distribution channels, including mass merchandisers and specialty retailers, and direct-to-consumer channels through the Company's retail stores, mail order and the Internet.

Statements in this news release which are not purely historical facts are forward looking statements, including statements containing the words "believe", "estimate", "project", "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. All forward looking statements are based upon information available to Tandycrafts on the date of this release. Any forward looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace, successful implementation of its strategic plan, the extension or refinancing of its existing bank facility and the restrictions any such extension or refinancing could place on the Company, the ability to obtain new financing from other financing sources, the ability to generate positive cash flow from operations and asset sales, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release. Readers are cautioned not to place undue reliance on forward looking statements.